Exhibit 10.3

Execution Copy

Amendment to Forbearance Agreement

As of August 15, 2023

Ladies and Gentlemen:

Reference is made to that certain Forbearance Agreement, dated as of July 16, 2023 (as amended, supplemented or otherwise modified prior to the date hereof, the “Forbearance Agreement”), by and between Mallinckrodt plc (the “Parent”), Mallinckrodt International Finance S.A. and Mallinckrodt CB LLC (together, the “Borrowers”), Acquiom Agency Services LLC and Seaport Loan Products LLC, as co-administrative agents (in such capacities, together with their successors and permitted assigns in such capacities, together, the “Administrative Agent”) and certain holders of indebtedness of the Company (the “Forbearing Lenders”). Except as otherwise specified herein, each capitalized term used in this amendment (this “Amendment”) and not otherwise defined herein shall have the meaning ascribed to such term in the Forbearance Agreement.

Each of the parties hereto hereby agrees that, effective as of the first date on which the Administrative Agent shall have received from the Parent, the Borrowers and Forbearing Lenders constituting Required Lenders (as defined in the Credit Agreement) duly executed counterparts of this Amendment, the definition of “Forbearance Period” set forth in the fourth recital to the Forbearance Agreement is hereby amended by replacing “August 15, 2023” with “August 22, 2023”.

Except as specifically provided for in this Amendment, the Forbearance Agreement shall remain unmodified and in full force and effect.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

Very truly yours,

MALLINCKRODT PLC

By:	/s/ Bryan Reasons
Name:	Bryan Reasons
Title:	Chief Financial Officer

MALLINCKRODT INTERNATIONAL FINANCE S.A.

By:	/s/ Matthew T. Peters
Name:	Matthew T. Peters
Title:	Director

By:	/s/ Daniel J. Speciale
Name:	Daniel J. Speciale
Title:	Director

MALLINCKRODT CB LLC

By:	/s/ Jason Goodson
Name:	Jason Goodson
Title:	Director

ACQUIOM AGENCY SERVICES LLC, as Co-Administrative Agent

By:	/s/ Beth Cesari
	Name:	Beth Cesari
	Title:	Senior Director

SEAPORT LOAN PRODUCTS LLC, as Co-Administrative Agent

By:	/s/ Jonathan Silverman
	Name:	Jonathan Silverman
	Title:	General Counsel

IN WITNESS WHEREOF, each Forbearing Lender party hereto has caused this Agreement to be duly executed and delivered by its respective proper and duly authorized officer(s) as of the day and year first above written as set forth on Exhibit A.

EXHIBIT A